                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

     Filed by the Registrant  [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        FRIEDMAN INDUSTRIES, INCORPORATED
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:


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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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

                       FRIEDMAN INDUSTRIES, INCORPORATED

                             ---------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

To the Shareholders of Friedman Industries, Incorporated:

     The Annual Meeting of Shareholders of Friedman Industries, Incorporated (the "Company") will be held at the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, 51st Floor, Houston, Texas, on August 30, 2001, at 11:00 a.m. (local time), for the following purposes:

          (1) To elect a board of nine directors for the ensuing year.

          (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on July 13, 2001, as the record date for the determination of shareholders entitled to receive this notice and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                                        BEN HARPER
                                                        Secretary

July 31, 2001
Houston, Texas

                                   IMPORTANT

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                       FRIEDMAN INDUSTRIES, INCORPORATED

                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 30, 2001

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Friedman Industries, Incorporated (the "Company"), 4001 Homestead Road, Houston, Texas 77028 (telephone number 713-672-9433) to be used at the Annual Meeting of Shareholders to be held at 11:00 a.m. on Thursday, August 30, 2001 (the "Annual Meeting"), at the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, 51st Floor, Houston, Texas, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as directed therein, unless revoked in the manner provided hereinafter. As to any matter for which no choice has been specified in a proxy, the shares represented thereby will be voted by the persons named in the proxy (i) for the election as director of the nominees listed herein and (ii) in the discretion of such persons, in connection with any other business that may properly come before the meeting. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by the shareholder at any time before it is exercised pursuant to either the shareholder's execution and return of a subsequent proxy or the shareholder's voting in person at the Annual Meeting.

     At the close of business on July 13, 2001, there were 7,568,839 shares of Common Stock, $1.00 par value, of the Company ("Common Stock") outstanding. Holders of record of the Common Stock on such date will be entitled to one vote per share on all matters to come before the Annual Meeting.

     The holders of a majority of the total shares of Common Stock issued and outstanding on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Any broker non-votes (i.e. shares held in street name for which the record holder does not have discretionary authority to vote under the rules of the New York Stock Exchange) will be considered as not voted and will not be counted toward fulfillment of quorum requirements. The shares held by each shareholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting.

     The Company's Annual Report to Shareholders for the year ended March 31, 2001, including financial statements, is enclosed with this proxy statement. The Annual Report to Shareholders does not constitute a part of the proxy soliciting materials. This proxy statement is being mailed on or about July 31, 2001, to shareholders of record as of July 13, 2001.

                             ELECTION OF DIRECTORS

     The persons who are elected directors will hold office until the next Annual Meeting of Shareholders and until their successors are elected and shall qualify. The Board of Directors currently consists of nine members.

     It is intended that the persons named in the enclosed proxy will vote for the election of the nine nominees named below. The management of the Company does not contemplate that any of such nominees will become unavailable to serve as a director. However, should any nominee be unable to serve as a director or become unavailable for any reason, proxies which do not withhold authority to vote for that nominee may be voted for another nominee to be selected by management.

     The enclosed form of proxy provides a means for shareholders to vote for all of the nominees for director listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each director nominee receiving a plurality of votes cast will be elected director. The withholding of authority by a shareholder, abstention and broker non-votes will be considered as not voted and will have no effect on the results of the election of those nominees.

     The following table sets forth the names of the nominees for election to the Board of Directors, the principal occupation or employment of each of the nominees, the period during which each nominee has served as a director of the Company and the age of each nominee:

                                                PRINCIPAL OCCUPATION AND
                                              BUSINESS EXPERIENCE FOR MORE           DIRECTOR
              NOMINEE                           THAN THE LAST FIVE YEARS              SINCE          AGE
              -------                           ------------------------              -----          ---
 Jack Friedman.....................  Chairman of the Board and Chief Executive         1965           80
                                       Officer of the Company
 Harold Friedman...................  Vice Chairman of the Board of the Company         1965           71
                                     since 1995; formerly President and Chief
                                       Operating Officer of the Company since 1975
 William E. Crow...................  President and Chief Operating Officer of the      1998           54
                                       Company; President of Texas Tubular Products
                                       Division since 1990; formerly Vice President
                                       of the Company since 1981
 Charles W. Hall...................  Partner, Fulbright & Jaworski L.L.P.,             1974           71
                                     Attorneys,
                                       Houston, Texas
 Alan M. Rauch.....................  President, Ener-Tex International Inc.            1980           66
                                     (oilfield equipment sales), Houston, Texas
 Hershel M. Rich...................  Private investor and business consultant,         1979           76
                                     Houston, Texas
 Henry Spira.......................  Retired, former Vice President of the Company     1965           96
 Kirk K. Weaver....................  President, Recycalyst Technologies Corporation    1981           56
                                       (recycling and catalysts services), Houston,
                                       Texas since 1996; also Chairman of the Board
                                       and Chief Executive Officer, LTI
                                       Technologies, Inc. (technical services),
                                       Houston, Texas
 Joe L. Williams...................  Chairman and Chief Executive Officer,             2000           55
                                     Wisenberg Insurance + Risk Management
                                       (insurance and risk management), Houston,
                                       Texas

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Securities Exchange Act of 1934 (the "Exchange Act"), the Company's directors, executive officers and 10% shareholders must report to the Securities and Exchange Commission certain transactions involving Common Stock. Based solely on a review of the copies of the reports required pursuant to

Section 16(a) of the Exchange Act that have been furnished to the Company and written representations that no other reports were required, the Company believes that these filing requirements have been satisfied for the fiscal year ended March 31, 2001 except that Mr. Spira did not timely file a report regarding shares received from the Company and shares transferred to the estate of Mr. Spira's deceased wife.

DIRECTOR FEES

     With the exception of directors who are employees of the Company, directors are paid $500 per quarter and receive annually 400 shares of Common Stock. In addition, audit committee members receive $500 for each committee meeting attended. Directors who are employees of the Company receive no compensation for serving as director.

BOARD OF DIRECTORS AFFILIATIONS

     Messrs. Harold Friedman and Jack Friedman are brothers and the nephews of Mr. Spira. Mr. Hall is a partner with Fulbright & Jaworski L.L.P., legal counsel for the Company. Mr. Williams is Chairman and Chief Executive Officer of Wisenberg Insurance + Risk Management which provides various insurance services to the Company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     During fiscal 2001, the Board met four times. Messrs. J. Friedman, H. Friedman, Crow, Hall, Rich, Spira and Weaver attended all of the meetings. Messrs. Rauch and Williams attended three and two of the meetings, respectively.

     The Board of Directors has an audit committee which consists of Messrs. Hall, Rauch and Weaver. The audit committee discusses with the independent accountants and management the scope of the audit examinations, reviews with the independent accountants the audit budget, receives and reviews the audit report submitted by the independent accountants, reviews with the independent accountants internal accounting and control procedures and recommends independent accountants for appointment as auditors. The audit committee did not meet in fiscal 2001.

     The Board of Directors has a compensation committee composed of Messrs. Rich, Rauch and Weaver. The compensation committee considers and recommends for approval by the Board of Directors adjustments to the compensation of the executive officers of the Company and the implementation of any compensation program. The compensation committee did not meet in fiscal 2001.

     The Board of Directors has a stock option committee composed of Messrs. Rauch, Rich and Williams for the purpose of administering any stock option or stock plan of the Company pursuant to terms of such plans. The stock option committee did not meet in fiscal 2001.

     The Board does not have a nominating committee. Board of Directors nominees are proposed by management.

                             EXECUTIVE COMPENSATION

REMUNERATION OF OFFICERS

     The following table sets forth the aggregate amount of remuneration paid by the Company for the three fiscal years ended March 31, 2001, 2000, and 1999 to each of the Company's five most highly compensated executive officers, including the Chief Executive Officer (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                      COMPENSATION
                                                                      ANNUAL          ------------       ALL
                                                                   COMPENSATION        SECURITIES       OTHER
                                                                -------------------    UNDERLYING      COMPEN-
                     NAME AND                                    SALARY    BONUS(1)   OPTIONS/SARS    SATION(2)
                PRINCIPAL POSITION                     YEAR       ($)        ($)          (#)            ($)
                ------------------                   --------   --------   --------   ------------    ---------
Jack Friedman                                          2001     110,000     74,125                         2,100
Chairman of the Board and Chief Executive Officer      2000     110,000     68,174                         2,200
                                                       1999     110,000    107,214       --                2,200
Harold Friedman                                        2001     106,700     74,125                        16,365(3)
Vice Chairman of the Board                             2000     106,700     68,174                        16,465(3)
                                                       1999     106,700    107,214       --               16,465(3)
William E. Crow                                        2001      79,000    108,189                         2,100
President and Chief Operating Officer                  2000      79,000     99,262                         2,200
                                                       1999      79,000    157,821       --                2,200
Ben Harper                                             2001      71,500     91,156                         2,100
  Senior Vice President -- Finance and                 2000      71,500     83,718                         2,200
  Secretary/Treasurer                                  1999      71,500    132,517       --                2,200
Thomas Thompson                                        2001      71,500     91,156                         2,100
  Senior Vice President -- Sales and Marketing         2000      71,500     83,718                         2,200
                                                       1999      71,500    132,517       --                2,200

------------

(1) Includes performance and Christmas bonuses both of which are paid at the discretion of the Board of Directors.

(2) Reflects approximate payments made to the Company's profit sharing plan for the benefit of each Named Executive Officer.

(3) Also includes $14,265 paid in each of 2001, 2000 and 1999 as premiums under a life insurance policy covering the life of Harold Friedman. Under the terms of the policy, in the event of his death, the Company will receive the cash surrender value of the policy and the remaining proceeds will be paid to the beneficiaries designated by Harold Friedman.

     The following chart summarizes certain information relating to options exercised by the Named Executive Officers during the year ended March 31, 2001 as well as the value of options held by the Named Executive Officers at March 31, 2001.

        AGGREGATED OPTION/SAR EXERCISE IN FISCAL 2001 AND VALUE TABLE AT
                                 MARCH 31, 2001

                                                                                      VALUE OF UNEXERCISED
                                 SHARES                  NUMBER OF UNEXERCISED            IN-THE-MONEY
                                ACQUIRED     VALUE          OPTIONS/SARS AT               OPTIONS/SARS
                                   ON       REALIZED         MARCH 31, 2001             AT MARCH 31, 2001
             NAME               EXERCISE      ($)             EXERCISABLE                EXERCISABLE(1)
             ----               --------    --------  ----------------------------  -------------------------
Jack Friedman                      --          --                  --                      --
Harold Friedman                    --          --                  --                      --
William E. Crow                    --          --               124,295                    --
Ben Harper                                                      107,257                    --
Thomas Thompson                    --          --               123,209                    --

---------------

(1) Based on the closing price of the Common Stock on March 31, 2001, as a reported by the American Stock Exchange, Inc., the options outstanding had no in-the-money value.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
               WITH RESPECT TO COMPENSATION OF EXECUTIVE OFFICERS

     Historically, the profits of the Company have been a principal factor in determining the compensation of the Company's executive officers. The Committee believes that the Company's net profit constitutes a significant measure of the performance of the Company and should have a significant effect on executive officer compensation. Accordingly, each of the Company's executive officers, including the Chief Executive Officer, receives a base salary that the Committee believes is modest in comparison to salaries received by persons holding similar offices with other publicly held companies, plus a quarterly cash bonus based on a percentage of the Company's quarterly net income. No increases in the Chief Executive Officer's or any executive officer's base salary or bonus percentage were made during fiscal 2001.

     The Committee also believes that it is important for the Company's senior executive officers to have a significant equity interest in the Company in order to further align their interests with those of the Company's shareholders and, therefore, compensation in the form of equity securities is appropriate. Accordingly, the Company maintains various stock option plans in which its executive officers, other than the Chief Executive Officer and Vice Chairman of the Board, and other key employees participate. Because the Chief Executive Officer and Vice Chairman already have significant equity interests in the Company, the Committee believes that their interests are already aligned with those of the Company's shareholders, and, therefore, compensation solely in the form of cash, rather than cash and equity securities, is appropriate.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limitation on deductions that can be taken by a publicly held corporation for compensation paid to certain of its executive officers. Under Section 162(m), a deduction is denied for compensation paid in a tax year beginning on or after January 1, 1994, to the Company's executive officers to the extent that such compensation exceeds $1 million per individual. Stock option grants pursuant to the Company's employee benefit plans may be exempt from the deduction limit if certain requirements are met.

     The Committee has considered the effect of Section 162(m) on the Company's existing compensation program. Although certain grants of stock options to the Company's executive officers may not be exempt from the Section 162(m) deduction limitation, the Committee believes that for the foreseeable future, the compensation received by its covered executives will be within the limits of deductibility.

July 27, 2001
                                   Alan M. Rauch
                                   Hershel M. Rich
                                   Kirk K. Weaver

                             AUDIT COMMITTEE REPORT

     The Board of Directors has adopted an Audit Committee charter, a copy of which is included as Annex A to this Proxy Statement. All members of the Audit Committee of the Board of Directors are "independent" as defined in Section 121(A) of the American Stock Exchange Constitution & Rules.

     The Audit Committee has reviewed and discussed with the Company's management and Ernst & Young LLP ("E&Y"), the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report on Form 10-K for the year ended March 31, 2001. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees), and SAS 90.

     The Audit Committee has discussed the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committee"), and has discussed with E&Y its independence in connection with its audit of the Company's most recent financial statements. The Audit Committee has also considered whether the provision of non-audit services to the Company by E&Y is compatible with maintaining that firm's independence.

     Based on the review and discussions referred to above, the Audit Committee approved, ratified and confirmed the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2001.

     The information in the foregoing four paragraphs shall not be deemed to be soliciting material, or be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to liabilities under Section 18 of the Securities Act of 1933, as amended, nor shall it be deemed to be incorporated by reference into any filing under such Securities Act or Exchange Act, except to the extent that the Company specifically incorporates these paragraphs by reference.

July 27, 2001                      AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                   Kirk K. Weaver
                                   Charles W. Hall
                                   Alan M. Rauch

PERFORMANCE GRAPH

     The following graph compares the percentage change in the Company's cumulative total shareholder return on the Common Stock with the total cumulative return on the American Stock Exchange Market Value Index ("MVI") and the Steel & Iron Index per Microsoft Network ("SSI") for each fiscal year indicated. In the Company's Proxy Statement for the 2000 Annual Meeting of Shareholders, the Company compared the 5 year cumulative return on the Standard & Poor's Industrial Index ("SPIN"). The Company has replaced SPIN with SII which the Company considers a more appropriate peer group. The graph is based on the assumption that $100 is invested in the Common Stock of the Company, the MVI and the SSI in March 1996 and that all dividends are reinvested.

                     COMPARISON OF 5 YEAR CUMULATIVE RETURN

                                                                AMERICAN STOCK
                                      FRIEDMAN INDUSTRIES,     EXCHANGE MARKET      STEEL & IRON INDEX PER
                                          INCORPORATED           VALUE INDEX          MICROSOFT NETWORK
                                      --------------------     ---------------      -------------------
1996                                         100.00                 100.00                  100.00
1997                                         164.05                 100.92                   89.97
1998                                         219.86                 132.96                  108.32
1999                                         132.11                 126.09                   70.59
2000                                         155.72                 184.37                   78.34
2001                                         119.29                 146.85                   53.39

     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Securities Exchange Act of 1934 or to the liabilities of Section 18 under such Act.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information concerning the beneficial ownership of Common Stock by each director, nominee for director, named executive officer and officers and directors as a group and persons who owned of record more than 5% of the Common Stock as of June 30, 2001:

                                                             AMOUNT AND NATURE          PERCENTAGE
                                                               OF BENEFICIAL             OF SHARES
                           NAME                                OWNERSHIP(A)             OUTSTANDING
                           ----                              -----------------          -----------
Jack Friedman..............................................      1,102,496                     14.6%
  P.O. Box 21147
  Houston, Texas 77226
Harold Friedman............................................      1,258,413                     16.6%
  P.O. Box 21147
  Houston, Texas 77226
Dimensional Fund Advisors Inc..............................        570,472(b)                   7.5%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
Henry Spira................................................        131,305(c)                   1.7%
Charles W. Hall............................................          5,348                        *
Alan M. Rauch..............................................            820                        *
Hershel M. Rich............................................         57,761(c)                     *
Kirk K. Weaver.............................................          5,791                        *
Joe L. Williams............................................            500                        *
William E. Crow............................................        163,949(d)                   2.1%
Ben Harper.................................................        165,458(d)                   2.2%
Thomas Thompson............................................        148,128(c)(d)                1.9%
Officers and directors as a group (11 persons).............      3,069,456(c)(e)               38.7%

------------

 *  Less than 1%.
(a) Based upon information obtained from the officers, directors, director nominees and beneficial owners. Includes all shares beneficially owned according to the definition of "beneficial ownership" in the rules promulgated under to the Securities Exchange Act of 1934. Except as otherwise indicated, the indicated person has sole voting and investment power with respect to the shares. To the Company's knowledge, the only other record owner of Common Stock having more than 5% of the voting power of such class of security is Cede & Co. The Company is informed that Cede & Co. is a nominee name for The Depository Trust Company, a stock clearing corporation. The shares of Common Stock held by Cede & Co. are believed to be held for the accounts of various brokerage firms, banks and other institutions, none of which, to the Company's knowledge, owns beneficially more than 5% of the Common Stock except as described above.

(b) Based upon information contained in a Schedule 13G dated February 2, 2001, and otherwise received from the listed owner, Dimensional Fund Advisors Inc. ("Dimensional"). Dimensional is deemed to have beneficial ownership of 570,472 shares of the Company's Common Stock as of December 31, 2000. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts (such investment companies and investment vehicles being referred to herein as the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over certain securities that are owned by the Portfolios. All of the shares of Common Stock described in the table are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such securities.

(c) Does not include 131,304 shares, 24,596 shares and 4,440 shares beneficially owned and voted by the executors of the Estate of Madeline Spira and each of the spouses of Messrs. Rich and Thompson, respectively, as to which shares beneficial ownership is disclaimed.

(d) Includes 124,295 shares, 107,257 shares and 123,209 shares for Messrs. Crow, Harper and Thompson, respectively, all of which are subject to issuance upon the exercise of stock options within 60 days.

(e) Includes 354,761 shares that are subject to issuance upon the exercise of stock options within 60 days.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Ernst & Young LLP served as the Company's principal independent public accountants for fiscal 2001 and has been recommended by the Audit Committee of the Board of Directors of the Company to so serve for the current year. Representatives of E&Y are expected to be present at the annual meeting of stockholders, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     During fiscal year 2001, the Company retained E&Y to provide services and paid fees therefor as indicated in the following table:

Audit Fees.................................................  $61,000
Financial Information System Design and Implementation
  Fees.....................................................       --
All Other Fees.............................................  $18,980

                           PROPOSALS OF SHAREHOLDERS

     Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy for the 2002 Annual Meeting of Shareholders must be received at the Company's principal offices at 4001 Homestead Road, Houston, Texas 77028 on or before April 2, 2002.

                                    GENERAL

     Management knows of no other matter to be presented at the meeting. If any other matter should be presented upon which a vote may properly be taken, it is intended that shares represented by the proxies in the accompanying form will be voted with respect thereto in accordance with the best judgment of the person or persons voting such shares.

     The cost of solicitation of proxies in the accompanying form will be paid by the Company. In addition to solicitation by use of the mails, certain directors, officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interviews.

                                          By Order of the Board of Directors,

                                                        BEN HARPER
                                                        Secretary
July 31, 2001

                                                                         ANNEX A

                              THE AUDIT COMMITTEE

     The Audit Committee is composed entirely of outside directors and functions with the company's independent auditors to review the scope and results of audit examinations, monitor relationships between the management and the independent auditors, review the costs and scope of nonaudit functions performed and other matters deemed appropriate. The Committee reports to the Board and makes recommendations regarding the results of its activities and the nomination of independent auditors for appointment by the Board. The functions of the Committee have been delegated by the Board of Directors as follows:

     RESOLVED, that the Audit Committee of the Board of Directors, as constituted from time to time pursuant to the regulations of the Corporation, shall consist of not less than three directors elected by the Board and each member shall be a director who is not an employee of the Corporation; and

     RESOLVED, that there is delegated by the Board to the Committee the authority to:

     1. Recommend nomination of independent auditors of the Corporation for appointment by the Board of Directors.
     2. Review with the independent auditors the planned scope of their examination and consideration of the results thereof.
     3. Review the independence of the independent auditors including consideration of appropriate fees and the scope of nonaudit work performed by such auditors.
     4. Review any financial reporting issues and practices, including changes in or adoption of accounting principles and disclosure practices having a material impact on the obligations or financial statements of the Corporation; review filings made with the Securities and Exchange Commission ("SEC") as required by the SEC; review practices and systems of internal control and related recommendations; and hold such other conferences and conduct such other reviews with the independent auditors or with management as may be desired either by the Audit Committee or the independent auditors.
     5. Report to the Board of Directors on the results of such reviews and conferences and to submit to the Board of Directors any recommendations the Audit Committee may have from time to time.

     RESOLVED, that from time to time, the Committee may adopt rules and make provisions as deemed appropriate for the conduct of meetings, for considering, acting upon and recording matters within its authority and for making such reports to the Board as it may deem appropriate, giving due consideration to the Committee's need to treat certain matters confidentially, provided only that such rules and provisions do not conflict with the Regulations of the Corporation.

                       FRIEDMAN INDUSTRIES, INCORPORATED

            PROXY - ANNUAL MEETING OF SHAREHOLDERS - AUGUST 30, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Friedman Industries, Incorporated (the "Company") hereby appoints Jack Friedman and Harold Friedman, and each of them, proxies of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Fulbright & Jaworski L.L.P., 1301 McKinney, 51st Floor, Houston, Texas, on August 30, 2001, at 11:00 a.m. (local time), and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                       FRIEDMAN INDUSTRIES, INCORPORATED

                                AUGUST 30, 2001

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
                                        o PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED o
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 [X] PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

          FOR all nominees             WITHHOLD
          listed at right             AUTHORITY
        (except as marked to       to vote for all
        the contrary below)    nominees listed at right

(1) Election    [ ]                     [ ]               Nominees: J. Friedman   (2)  In their discretion the proxies are
     of                                                             H. Friedman        authorized to vote on such other matters as
    Directors                                                       W. Crow            may properly come before the meeting or any
                                                                    H. Spira           adjournment thereof.
(INSTRUCTIONS:  To withhold authority to vote for                   K. Weaver
any individual nominee strike a line through the                    A. Rauch           For additional disclosures, please see the
nominee's name in the list at right:)                               H. Rich       Notice of Annual Meeting of Shareholders and the
                                                                    C. Hall       Proxy Statement each dated July 31, 2001 relating
                                                                    J. Williams   to such meeting, receipt of which is hereby
                                                                                  acknowledged.

                                                                                       Unless otherwise directed by the shareholder,
                                                                                  this proxy will be voted for the director nominees
                                                                                  listed above. Any proxy or proxies heretofore
                                                                                  given by the undersigned are hereby revoked.

                                                                                       If your address below is incorrect, please
                                                                                  make necessary changes on this proxy.

                                                                                       Please sign below and return in the enclosed
                                                                                  envelope.

Signature of Shareholder(s)                                                                                Date:              , 2001
                           ------------------------------------ ------------------------------------------      --------------
Note: Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as it appears hereon.

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